UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-36531	62-1493316
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As described in a Current Report on Form 8-K of AmSurg Corp. (the “Company”) filed on December 7, 2015 (the “Prior 8-K”), the Company, pursuant to an underwriting agreement dated December 1, 2015 (the “Underwriting Agreement”) with SunTrust Robinson Humphrey, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule II thereto (the “Underwriters”), issued a total of 5,500,000 shares (the “Firm Shares”) of the Company’s common stock, no par value per share (the “Common Stock”) for net proceeds to the Company of approximately $422 million, after estimated issuance discounts and commissions. In connection with the partial exercise of an option to purchase additional shares of Common Stock granted to the Underwriters pursuant to the Underwriting Agreement, on December 15, 2015, the Company issued and sold an additional 334,716 shares of Common Stock (the “Option Shares”) for additional net proceeds to the Company of approximately $25.7 million on the same terms and conditions as the Firm Shares. For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, filed as Exhibit 1.1 to the Prior 8-K, which is incorporated by reference into this current report on Form 8-K.

The Company intends to use the net proceeds from the sale of Option Shares, along with the proceeds from the sale of Firm Shares, to repay outstanding indebtedness under its revolving credit facility borrowed to fund its recent acquisitions, to fund a portion of the approximately $500 million of acquisition opportunities in its pipeline that are under letter of intent and targeted to close between now and the end of the first quarter of 2016 and for other general corporate purposes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated December 1, 2015, between AmSurg Corp. and SunTrust Robinson Humphrey, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K filed December 7, 2015, File No. 001-36531).

5.1	Opinion of Bass, Berry & Sims PLC (incorporated by reference to Exhibit 5.1 to the Company’s Form 8-K filed December 7, 2015, File No. 001-36531).

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and Chief Financial Officer

(Principal Financial and Duly Authorized Officer)

Date: December 15, 2015

EXHIBIT INDEX

No.	Exhibit

1.1	Underwriting Agreement, dated December 1, 2015, between AmSurg Corp. and SunTrust Robinson Humphrey, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K filed December 7, 2015, File No. 001-36531).

5.1	Opinion of Bass, Berry & Sims PLC (incorporated by reference to Exhibit 5.1 to the Company’s Form 8-K filed December 7, 2015, File No. 001-36531).

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).